Market Crisis
Business
Model
Before Crisis
Business
Model
After Crisis
Evolution of Industry’s Business Model
“Before Crisis” versus “After Crisis”

Long-Term Value Drivers
Short-Term Action Plan
  Expense
 management
  Focus on capital
 preservation
  Review of variable
 annuity product
 pricing and design
  Monitoring asset
 quality
Lincoln Financial’s Positioning
  Retirement opportunity
 remains compelling
  Multi-channel
 distribution franchise,
 driven by value of
 advice
  Balanced business
 model
  Disciplined approach
 to product design,
 pricing, and risk
 transfer

Retirement
Solutions
42%
Insurance
Solutions
52%
LNUK 3%
Spreads
40%
Mortality &
Morbidity
30%
Asset Base
30%
Investment
Mgmt. 3%
Earnings*
Margins**
 * Based on LFG after-tax 3Q 2008 income from operations including notable items as defined in the earnings press release, excluding Other Operations
 ** Based on 3Q 2008 pre-tax contribution margins including notable items as defined in the earnings press release, excluding Other Operations
See appendix at the end of this presentation for a reconciliation of income from operations to net income and a schedule of notable items
Diverse and Balanced Earnings Mix

W/R
BANK
MGA
TPA
IP
LINCOLN FINANCIAL
NETWORK
7,300+ Retail Advisors
GROUP PROTECTION
DISTRIBUTION
140+ GP Wholesalers
LINCOLN
FINANCIAL
DISTRIBUTORS
800+ Wholesalers
INSURANCE
SOLUTIONS
Group Protection
INSURANCE
SOLUTIONS
Life Insurance
RETIREMENT
SOLUTIONS
Individual Annuities
RETIREMENT
SOLUTIONS
Defined Contribution
Note: Wholesaler and planner counts as of September 30, 2008. LFD Wholesaler count includes 85 DC wholesalers
INVESTMENT
MANAGEMENT
Retail Investments
Centralized, Advice-Driven Distribution

 * Based on estimated excess capital position at September 30, 2008, of approximately $500 million
“The Topic” - Capital
  Strong capital position entering 2008 and 4Q
  Excess capital* + Actionable capital levers =
 ~$1.5 Billion
  Dividend reduction
  Cost control
  Reinsurance strategies
  Corporate assets
  Taken necessary steps to qualify for TARP
  No current plans to raise common equity

Product Innovation and
Responsiveness
Insurance Solutions
Retirement Solutions
Operational Effectiveness
Comprehensive
Risk Management
Distribution Depth
and Breadth
Cornerstones of Our Success
Underlying Principles Remain the Same

Total Life Sales	UL Sales	LTD Contracts
# 3	# 1	# 3
  Life Insurance
  Deep distribution relationships: Top 3 manufacturer in
 majority of strategic partners*
  Industry leading underwriting
  “Back to Basics” Term, UL and MoneyGuard
  Group Protection
  Strong position in <500 lives
  New distribution model paying off
  Focus on growing voluntary market
Rankings Source: LIMRA, US sales; LTD (long-term disability) based on number of contracts sold year-to-date as of June 30, 2008. Total Life and UL
 (universal life) ranking based on year-to-date sales data as of September 30, 2008
* Based on year-to-date sales as of September 30, 2008
Insurance Solutions
Life Insurance and Group Protection

Individual VA Sales	Individual Fixed Annuities	403b Plan Assets
# 5	# 10	# 6
  Defined Contribution
  Strong new business pipeline; gaining market share
  403(b)e Sure and Director
  Regulatory catalysts
  Annuities
  Market share gain in ’08
  Increased VA shelf space: #1 VA provider in
 6 of 10 top partners*
  Environment shaping changes
Annuity Rankings Source: VARDS and LIMRA, US sales; based on year-to-date sales as of June 30, 2008
DC Ranking Source: LIMRA, based on assets at December 31, 2007
* Based on year-to-date sales as of August 31, 2008
Retirement Solutions
Annuities and Defined Contribution
  Market Leader

 * As of October 31, 2008
 ** Data reflects S&P implied volatility for 5-year at-the-money options. Increase represents the October 2008 average versus the 3-year average from
09/30/05-09/30/08
The “Tail”
S&P 500 down 34% YTD* Implied volatility in October up 50% from averages**

Stochastic Scenarios
Expected Return
Variable Annuity Environment
Living in the “Tail”
  Solution still compelling:
  “Security” and predictable
 lifetime income
  Rebalance value
 proposition to shareholder,
 distributor, policyholder
 needs
  Monitoring competition
  In force levers

  DAC & model refinements
  Market Impact**:
  Variable Annuities: -$7.1b
  Defined Contribution: -$2.7b
  Delaware: -$6.5b
  Positive insurance flows
  Stable spreads & mortality
 margins
  Strong group loss ratios
$352mm
$337mm
Life Insurance
Group Protection
Annuities
Defined Contrib.
Investment Mgmt.
UK
Other Operations
Avg. diluted shares
 272.5 257.6
Earnings Drivers
* See appendix at the end of this presentation for a reconciliation of income from operations to net income and a schedule of notable items
** Represents equity market impact on variable account values in the third quarter of 2008
3Q Income From Continuing Operations
Adjusted for Notable Items*
Third Quarter

S&P 500
Dow Jones
S&P Financials
Equity Market Returns
December 31, 2007 - October 31, 2008
Equity Market Quarterly DAC Corridor
September 2004 - September 2008
  S&P 500 down 17% in October:
  Retirement Solutions account values down ~$11 billion
  Estimated DAC unlocking of $200-$300 million, after-tax
+ Outer
+ Inner
Base
- Outer
- Inner
pvEGPs
10%
-60%
-20%
-40%
October Equity Markets

Holding Company
Insurance Company
  CP: $300m issued under
 $1b program
  $1 billion of unused and
 multi-year bank line
 capacity
  Joined Federal Treasury
 CP Funding Program
  Next maturity of $500m
 due April 2009
  $3 billion of liquidity
  No meaningful change
 in product lapse rates
  FHLB: $250m of
 borrowings under $1b
 program
  Sec Lending: $500m
 lent, collateral invested
 in s-term liquid assets
 Solid liquidity with diverse contingencies
As of November 14, 2008
Liquidity Position

  General account placed in
 a defensive position
  Spreads continue to
 widen in October
  OTTI and “intent to hold”
 dictates impairment
  RMBS/CMBS reasonably
 well positioned
  Financial concentration
 helped by global capital
 infusion
  Mortgage metrics are
 solid heading into
 slowdown
Gross Unrealized Losses
$4.96 Billion
Financial Sector
$1.35 billion
Corporate General
$1.62 billion
ABS/CDO
$502 million
RMBS $968
million
CMBS $292 million
Muni/Gov $82m / Other $144m
As of September 30, 2008
* AFS securities only; RMBS includes CMOs, Mortgage Pass Throughs, Home
Equity ABS; CMBS includes Commercial Real Estate CDO; Other includes preferred stock and equity securities;
Asset Quality and Unrealized Losses

GAAP Earnings
Statutory Capital
  AG 34 and 39
  VACARVM in 2009
  C3 Phase 2
LNC
Lincoln
Life
Captive
Re
Premium
Reserve
Credit
Captive Reduces Statutory Volatility
Q105
Q305
Q106
Q306
Q107
Q307
Q108
Q308
* Expected Run Rate = ongoing cost of the hedge program representing option premium amortization and implied borrowing costs on hedge instruments
Focused On Economics
VA Capital and Reserving

  Built-up strong capital position heading into 2008
  October markets (CARVM) reduced RBC by 20-25 points
  Potential negatives - investment losses and annual cash flow testing
  Potential positives - securitization, cost saves, reduced new business strain
* Represents statutory results of Lincoln National Life Insurance Company and Lincoln Life & Annuity of New York; Excludes First-Penn Pacific Life
Insurance Company; 2006 represents pro forma data to include Jefferson-Pilot legal entities
Estimate
Statutory Capital Conditions

  Lincoln’s Position:
  Communicate proactively and transparently
  Target AA category
  Relative ratings critical to competitive positioning
Agency	Financial Strength	Holding Company	Liquidity
Standard & Poor’s	AA “Stable”	A+ “Negative”	A-1
Moody’s	Aa3 “Stable”	A3 “Stable”	P-2
Fitch	AA “Stable”	A “Stable”	F-1
A.M. Best	A+ “Stable”	a “Stable”	AMB-1
Rating Agencies
  S&P affirmed all ratings
  Moody’s, Fitch, and AM Best pending

  Lincoln’s Position:
  Strong RBC and >$500m of excess capital at 9-30-08
  Suspended share repurchases, cut dividend, controlling costs
  $1 billion in levers available, filed TARP application
  Monitoring conditions and communicating with agencies
Actions
Capital Raise
  Reduced Dividend
  Cost control & scaling
 back investment
  Reserve Securitization
  Potential Sale of
 Corporate Assets
  Reinsurance transactions
  $200m annually
  $100- $150m annually

  $300 - $400m
  $200 - $300m

  $300 - $400m
Capital Strategy

Net Income
Less:
Excluded realized gain (loss)
Income (loss) from reserve changes (net of related
amortization) on business sold through reinsurance
Income (loss) from discontinued operations
Income from Operations
Earnings per share (diluted)
Net Income
Income from Operations
Average Equity
(Excluding accumulated other comprehensive income)
Return on Equity
Net Income
Income from Operations
($ in millions, except per share
data)
For the Quarter Ended
September 30,
$148.4
-166.8

0.4
-1.0
$315.8
$0.58
$1.23
$11,308
5.2%
11.2%
$329.6

-42.7

0.4
6.6
$365.3
$1.21
$1.34
$11,726
11.2%
12.5%
2008
2007
Net Income to Operating Earnings
Reconciliation

Reported
DAC & Model
Adjustments
Tax-related
Items

Seed Capital

Expenses

Other
Retirement Solutions
Annuities
Insurance Solutions
Defined
Contrib.
Life
Insurance
Group
Protection
Invest.
Mgmt.
Lincoln
UK
Other
Operations
42

137

-25
3

-2

-6
27

5

-3

-3
12

 -2

4
-38

Total
118
42
167
27
11
10
-38
131

-12
21

4
3Q 2008 Income From Operations
Schedule of Notable Items

Reported
DAC Unlocking
& Model Adj.
Tax-related
Items

Expenses
Loss Ratio vs.
Expected

Other
Retirement Solutions
126

7
-1

-3

123
Annuities
Insurance Solutions
Defined
Contrib.
Life
Insurance
Group
Protection
Invest.
Mgmt.
Lincoln
UK
Other
Operations
41

-4
2

-1

44
183

14
5

-4

168
33

8

25
10

2

-5

13
-50

-5

-3

-42
Total
22

1

21
3Q 2007 Income From Operations
Schedule of Notable Items

Index Spreads
ABX
CMBX
Market Perspective

All data presented as of September 30, 2008, at amortized cost; Other includes equity securities, policy loans, derivative instruments, and other investments; CMBS includes Commercial Real Estate CDO; RMBS includes CMOs, Mortgage Pass Throughs, Home Equity ABS
Ratings are based on Bonds (Corporates, UST/Agency/Muni) and Structured Products (ABS/CDO, CMBS, RMBS); AFS securities only; Ratings represent the middle rating of the three rating agencies (S&P, Moody’s and Fitch) and vary slightly from the NAIC ratings disclosed in the third quarter
2008 Form 10-Q
Total Invested Assets
$72 billion
Average Rating: “A”
$56 billion
Real Estate
<1%
Corporate
Bonds
54%
RMBS
14%
Comm.
Mortgages
11%
UST/Agency/Muni 4%
CMBS 4%
Alternative
Inv 1%
ABS/CDO 2%
Trading Sec 3%
Other
7%
Portfolio Allocation

 * AFS securities only; High yield defined as BB and below
** Excludes Lincoln UK; AFS securities only; Book value; Ratings represent the middle rating of the three rating agencies (S&P, Moody’s and Fitch) and vary slightly from the NAIC ratings disclosed in the third quarter 2008 Form 10-Q
Pre-Merger
High Yield Trend*
YTD Purchases/Sales
through Sept. 30, 2008**
Portfolio Allocation Trend
Moved into a Defensive Position

Prime/Agency
65%
Prime/Non-
Agency
15%
Alt-A
13%
Subprime 7%
Residential MBS and
Mortgage-Related ABS

2004 & Prior
66%
2005
17%
2006
11%
2007
6%
AAA
66%
AA
16%
A
11%
BBB 6%
CMBS = $2.6 billion*
BB and below
1%
Commercial Mortgage-Backed Securities

All data presented as of September 30, 2008, at amortized cost; AFS securities only; Ratings represent the middle rating of the three rating agencies (S&P, Moody’s and Fitch) and vary slightly from the NAIC ratings disclosed in the third quarter 2008 Form 10-Q
Ratings
BBB
45%
A
40%
AA
7%
BB and
below
7%
Corporate Bonds	$ in millions
Financial Services	10,363
Basic Industry	2,339
Capital Goods	2,675
Communications	2,637
Consumer Cyclical	2,954
Consumer Non-Cyclical	4,269
Energy	2,937
Technology	737
Transportation	1,271
Industrial Other	680
Utilities	8,374
Total	$39,236
AAA 1%
Corporate Bonds

Data as of September 30, 2008 at amortized cost; AFS securities only
Top 20 Financials
	$mm	% of Inv. Assets
General Electric	236	0.3%
Regions Financial Corp	213	0.3%
JPMorgan Chase	203	0.3%
Goldman Sachs Group Inc	198	0.3%
Wachovia Corp	196	0.3%
Bank Of America Corporation	190	0.3%
HSBC Holdings	171	0.2%
Royal Bank of Scotland	170	0.2%
BB&T Corporation	168	0.2%
Citigroup Inc	145	0.2%
Morgan Stanley	145	0.2%
United Healthcare Group	140	0.2%
Bank Of New York Inc	136	0.2%
ING Groep NV	119	0.2%
Rabobank Nederland N.V.	116	0.2%
Suntrust Banks Inc	116	0.2%
Metlife Inc	107	0.1%
Westpac Banking Corp	105	0.1%
Wellpoint Health Networks	103	0.1%
PNC Financial Services	99	0.1%
Health
Insurers
4%
Banking
47%
Brokerage
6%
Life
Insurers
8%
P&C
Insurers
11%
REITs
9%
Non-Captive
Diversified
6%
Non-Captive
Consumer
4%
Other 5%
Corporate Bonds
Exposure to Financials

Attachment / Detachment Points
Est # of Defaults with No Loss to Tranche
Est # of Defaults with 100% Loss
Actual # Defaults to Date
CDS Recovery
Tranche Rating
Rating Agency
Original # of Issuers
Average Quality of Underlying Issues
Maturity
$400mm
December 2006
$200mm
April 2007
4.77%-5.78%
10
14
1
Floating
A+
S&P
125
A-
12/20/16
1.48%-2.50%
6
11
2
70% Fixed
Baa2
Moody's
100
A
3/20/17
Deal Statistics
Credit Linked Notes (CLNs)
As of October 31, 2008

* Represents only those securities in an unrealized loss position
**Represents only those securities with a market value less than 70% of book value for greater than 12 months
***Corporates include Emerging Markets Debt and Municipals; CMBS includes Commercial Real Estate CDOs
Corporates***
ABS/CDO
CMBS***
RMBS and
Related ABS
Government/Government Agencies
Equities
Total AFS Securities
$ millions
AFS - Securities
CLN
Other ABS/CDO
2005 and Earlier
2006 and Later
Prime/Agency
Alt-A
Subprime
Amortized
Cost**
Unrealized
(Losses)
Unreal.
Loss
% of Cost
Market/Book <70%
and Age >12 Months
Amortized
Cost*
Unrealized
(Losses)
Unreal.
Loss
% of Cost

Total
30,128
600
639
1,807
408
3,743
1,300
754
373
618
40,370
-3,041
-421
-81
-215
-77
-401
-370
-197
-16
-144
-4,963
-10.1%
-70.2%
-12.7%
-11.9%
-19.0%
-10.7%
-28.4%
-26.2%
-4.4%
-23.2%
-12.3%
888
600
34
181
60
251
305
189
0
0
2,508
-374
-421
-20
-97
-25
-123
-175
-93
0
0
-1,328
-42.1%
-70.2%
-57.4%
-53.9%
-41.4%
-48.9%
-57.6%
-49.0%
n/a
n/a
-52.9%
Gross Unrealized Losses
As of September 30, 2008

Excludes residential loans (7 loans totaling $198,080)
* Net of GAAP premium/discount, default charges & service fees
All data as of September 30, 2008, excludes Lincoln UK
Mortgage Loan Portfolio
  1,368 Loans
  Principal Balance of $7.6 Billion
  Wtd. Avg. Gross Coupon of 6.47%
  Wtd. Avg. Net Coupon of 6.40%
  Wtd. Avg. Net Book Yield of 6.31%*
  Wtd. Avg. Maturity of 8.7 years
  Avg. Loan Size of $5.6 Million
  Wtd. Avg. Loan-to-Value of 59%
  Wtd. Avg. Debt Service Coverage of 1.53x
  Amortizing Loans - 98% (Based on # of Loans)

* Weighted Averages
All data as of September 30, 2008, excludes Lincoln UK
Originations	2006	2007	YTD 9/30/08
Loans Closed	113	143	96
Total Amount ($ million)	752	1,123	703
Debt Service Coverage*	1.39x	1.39x	1.41x
Loan-to-Value*	64%	63%	59%
Portfolio Principal Balance by LTV
Mortgage Loan Portfolio

All data as of September 30, 2008, excludes Lincoln UK
# of Loans
Mortgage Loan Portfolio

Summary
  Challenging market conditions
  Shift towards higher quality and away
 from riskier credits
  Well-diversified portfolio
  Long-term focus and strong credit skills
 allow us to take advantage of short-term
 opportunities

ACLI data as of June 30, 2008
 Life Companies with Portfolios over $5B
 Based on Principal Balance
 Excludes Residential
All data is as of September 30, 2008 (unless noted otherwise); excludes Lincoln UK
ACLI
Lincoln
Mortgage Loan Portfolio by Region

ACLI data as of June 30, 2008
 Life Companies with Portfolios over $5B
 Based on Principal Balance
 Excludes Residential
All data is as of September 30, 2008 (unless noted otherwise); excludes Lincoln UK
ACLI
Lincoln
Mortgage Loan Portfolio by Type

We Believe…
  In the Retirement Income Opportunity
  Responsibility and risk transferred to individuals
  In the long term growth opportunity of equities
  We understand the risk
  Mortality/Longevity
  Policyholder Behavior
  Other claims drivers
  The industry value proposition will evolve

Protect Assets Today and Tomorrow
Lincoln SmartSecuritySM Advantage
Guarantee Income Today
i4LIFE® Advantage with GIB
Age
35
45
55
65
75
85
95
  Protection feature with upside
 opportunity from market performance.
  Immediate income solution with
 downside protection.
  Protection feature with upside from market
 performance and a guaranteed enhancement (5%)
 when withdrawals are delayed.

  Protection feature with upside from market
 performance and a guaranteed enhancement
 (every 3 years, 15%) when income is delayed.
Minimum Income Tomorrow
Lincoln Lifetime IncomeSM Advantage
4LATERSM Advantage
Living Benefit Suite & Positioning

Roll-up: Increases the Guaranteed Amount (starts at the initial deposit)
Double: Increases Guaranteed Amount, generally at age 70 or after 10 years, doubles initial deposit
Reset: When Account Value exceeds roll-up value, establishes new Guaranteed Amount
	Fee	Roll-up & Method	Double	Reset
Lincoln	75 bps	5% Compound	Yes	Annual
	90 bps	i4LIFE® Advantage with GIB		Annual
Market	60 bps	5% Compound	Yes	Monthly
	75 bps	6% Compound	Yes	Annual
	65-95 bps	7% Simple/Compound	Yes	Annual to Daily
	65 bps	7.25% Compound	Roll-up does this	Annual
	75 - 85 bps	10% Simple	Roll-up does this	Annual to Quarterly
Competitive Positioning

  Investment Restrictions
  Frequency of Step-Up
  Incentives to Delay Income
Living Benefit Risk Control Features
  Charge Basis
  Ability to Increase
 Charge

* As of September 30, 2008; Includes fixed portion of variable annuities
50%
16%
29%
VA Account Value
VA Deposits
$3.0
$2.6
31%
42%
27%
20%
15%
22%
Account Value = $54 billion*
($ billions)
No Living Benefit
Other Guaranteed Withdrawal Benefits
Guaranteed Income Benefits
5%
Lifetime Income Advantage
43%
Individual Variable Annuity
Living Benefits Profile

GMDB by Type
1%
33%
46%
13%
7%
Distribution by AV / DB
Account Value = $54 billion*
* As of September 30, 2008; Includes fixed portion of variable annuities
9%
1%
39%
51%
<60%
60-80%
80-100%
100-130%
>130%
Individual Variable Annuity
Guaranteed Death Benefits Profile

NVP vs Fees for a sample product
Conditions are changing rapidly - leading to
swings in profitability for new issues
Fees
NVP
		Sales Weighted (2007-08)	6/30/08	9/24/08	10/17/08
LSSA	IRR	24-25%	18-19%	13-14%	4-5%
Charge = 65	NVP	51	70	81	98
LLINC	IRR	11-12%	16-17%	12-13%	-(2-3)%
Charge = 75	NVP	90	81	92	115
Product Profitability
Current Market Conditions

As of 9/30/08, most of
our GMWB business
was “in the money”,
defined as:
AV / Guar Amt <100%
  No account value
 growth
  100% immediate
 benefit utilization
  No lapse or
 mortality
Stressed Illustration of Claim Patterns
“In the Moneyness” for GMWB

GAAP
 * Represents 09/30/2005 - 09/30/2008
4Q07
3Q07
1Q08
2Q08
3Q08
SAP
Target
DB Reserves
Hedge
	9/30/08	Oct Avg.	3yr Avg.*
10 yr Implied Vol	30.1	33.0	24.8
30 yr Swap Spread	39.3	14.4	53.6
Liabilities and Hedge Assets
  Target is based on current
 market assumptions
  GAAP reserve is
 Target minus Non-
 Performance Risk
  Statutory reserve is not
 very market sensitive
  Reported “Breakage”
 is versus Target
  Hedge is market
 value of assets

Risk Transfer Spectrum
No hedge
3-Greek
Reinsurance
Structured Hedges
Delta Only
Risk/Return
Risk/Return
LNC
Risk Transfer
  A long term view
  Not a “callable” liability
  Accumulate assets to fund future claims
  Product features drive risk transfer needs
  Under current design, extreme volatility may lead
 to breakage
  Strong governance

Not shown on chart DC $.001 billion
$1.0
Billion
$0.1
Billion
$0.93
Billion
$0.14
Billion
$0.03
Billion
Living
Benefits
Death
Benefits
Put Options
Variance
Swaps
Interest Rate
Swaps
Assets and Liabilities
As of September 30, 2008
  Hedging the economics
  LB: SFAS 133
  DB: SOP 03-1
  Significant difference
 between hedge target
 and SAP liability
  LB: $1.0 vs $0.3 billion
  DB: $0.1 vs $0.2 billion
  Reinsurance credit
 supported by captive
 assets

Living Benefit Hedge Performance
  3Q08 breakage of $330 million
  $150 million loss from funds basis risk (4.5% under index)
  $125 million of breakage on 4 days**:
  Hedge target increased $1 billion vs $680 million for entire quarter
  Vega shortfall at end of 3Q; not moving to cover
  October breakage more severe; story largely the
 same

As of September 30, 2008
Counterparties
  13 Counterparties
  Maximum gross exposure of $216 million
  Maximum net exposure of $40 million
  All rated A+ and above
  $1.1 billion of gross exposure; $0.3 billion of
 exposure net of collateral
  Thresholds for posting collateral are negotiated
 and depend on size and rating
  If counterparty rating drops, then threshold is
 lowered
  Holding Company guarantee facilitates
 relationship with captive

Captive
Re
LNL
LNC
Premiums/Risk
Reserve Credit
Captive Reinsurance
  Allows for clearer view to risk economics
  Provides capital stability
  VACARVM requires review of structure
  Regularly monitor captive capital and economics

6. Increase
 segment
 operating
 margins
2. Implement
 effective and
 consistent
 investment
 processes
4. Drive organic
 growth
5. Continually
 improve
 efficiency
3. Deliver
 superior
 investment
 results
Delaware
Investments
Our Focus Areas

Financial Update
Year-to-Date September 30, 2008
  Operating Income of $32.4 million compared to
 September 2007 of $49.3 million
Major items of note when comparing year-to-date results:
  YTD revenue $97m below YTD 07 primarily driven by
 market declines and sale of institutional fixed income
 business in October 2007
  YTD earnings include a loss on seed capital of
 $10.6m versus a gain of $5.1m YTD 2007
  YTD expenses $70m below YTD 07
  Lower compensation expenses
  Lower variable expenses
  Lower Corporate overhead charges

Total Revenue ($m)
Total Expenses ($m)
Financial Update
Historical Financials

AUM by Investment Type
AUM by Client Type
Equity
Retail
Fixed Income
Institutional
General Account
Financial Update
Assets Under Management
  9/30/08 AUM: $130.1 billion

Indicates transfer of JP Gen Acc AUM
1 - defined as (net flows / beginning assets excluding General Account)
Financial Update
Organic Growth

= September 2007 year-to-date amount of $45.0 million
Free Cash Flow to Parent

All data as of 9/30/08
Domestic Equity
International / Global Equity
Taxable Fixed Income
Tax-Free Fixed Income
Lipper Performance
  Percent of Fund Assets by Style in
 Top Half of Lipper Universes

All data as of 9/30/08
Domestic Equity
International / Global Equity
Taxable Fixed Income
Tax-Free Fixed Income
Lipper Performance
  Percent of Funds by Style in
 Top Half of Lipper Universes

Note: Wholesaler counts as of September 30, 2008; Wholesaler count includes 85 DC wholesalers, excludes 143 Group Protection wholesalers
W/R
BANK
MGA
TPA
IP
LINCOLN
FINANCIAL
DISTRIBUTORS
800+ Wholesalers
RETIREMENT
SOLUTIONS
INSURANCE
SOLUTIONS
INVESTMENT
MANAGEMENT
Centralized, Advice-Driven Distribution

Variable Annuities
Individual Life
Year-To-Date
September 30, 2008
Wire
MGA
Bank
Independent Planner
Distribution Depth and Breadth
Sales by Channel

 * Based on total count of 844 as of September 30, 2008
Data includes external wholesalers, internal wholesalers, and sales management
Number of
Wholesalers
Wholesalers by
Product*
Variable
Annuities
47%
Life 21%
Investments
9%
MoneyGuard
10%
Fixed Annuities
3%
Defined
Contribution
10%
Scale of Wholesaling

DC Wholesaler Tenure
As of September 30, 2008
2+ Years
47%
<1 Year
34%
1-2 Years
19%
2+ Years
31%
<1 Year
40%
1-2 Years
29%
Recruiting
Retaining
Wholesaler Productivity

#1
#1
#1
#1
#3
#4
#3
#3
#3
#1
#3
#2
Strategic Partner
VA
Life
Edward Jones
Smith Barney
UBS
LFN
Merrill Lynch
Morgan Stanley
Sales Rankings*
 * Based on year-to-date sales as of August 31, 2008
 ** Seven possible product categories
# of Product
Categories
Offered**
6
6
7
7
7
6
Strategic Partner Focus
  What We Mean to Them….

Edward Jones
LFN
LPL
Merrill Lynch
Smith Barney
UBS
 * Based on year-to-date September 30, 2008, annualized sales
Strategic Partner Focus
  Our top 6 partner firms each sell over
 $1 billion of Lincoln product annually*

Growth Opportunities
  Deepen Current Relationships
  Market share with Existing Platform
  Introduction of other Lincoln Capabilities
  New Distributors
  Edward Jones - ChoicePlus VA
  WAMU - Life & MoneyGuard
  Sun Trust - Annuities
  Wells Fargo - Annuities
  Citigroup/Smith Barney - Defined Contribution
  Merrill Lynch - Defined Contribution
  Lincoln Financial Retail
  Cross-Selling
  Institutional Life Sales

Independent
 Full Service
Support
Lincoln Financial Network Overview
  7,300 affiliated producing advisors
  Flexibility in advisor affiliation ranging from full
 service support to independent, self-service
 practice
  2 broker-dealers and access to 2 industry-leading
 clearing firms

* Includes defined contribution
** Includes defined contribution and individual mutual funds
LFN’s Contribution to Lincoln Financial
Year-to-Date September 30, 2008

Enterprise Sales Results
Year-to-Date September 30, 2008
  Compared to the same period last year
  Life Insurance -7%
  Variable Annuity  -7%
  Fixed Annuity  +7%
  Defined Contribution  +7%
  Delaware Mutual Funds -18%

LFN Strategies for Success
  Growing number of productive advisors
  Nationwide footprint
  Open architecture & affiliation choice
  Best-in-class products
  Deep financial planning expertise
  National recruiting platform investment
  The leverage of Lincoln Financial Group